UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  October 8, 2015

(Date of earliest event reported)

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-12441

Minnesota	41-1276891
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One St. Jude Medical Drive,

St. Paul, MN 55117

(Address of principal executive offices, including zip code)

(651) 756-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01            Completion of Acquisition or Disposition of Assets.

On October 8, 2015, SJM Thunder Holding Company (“SJM Holdings”), a Delaware corporation and a wholly owned subsidiary of St. Jude Medical, Inc., a Minnesota corporation (“St. Jude Medical”) consummated the acquisition of Thoratec Corporation, a California corporation (“Thoratec”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of July 21, 2015 (the “Merger Agreement”), by and among SJM International, Inc. (“SJMI”), a Delaware corporation (which subsequently assigned its rights under the Merger Agreement to SJM Holdings, an affiliate of SJMI), Spyder Merger Corporation, a California corporation and a wholly owned subsidiary of SJM Holdings (“Merger Sub”), Thoratec, and, solely with respect to certain provisions, St. Jude Medical. At the effective time of the Merger (as defined below) (the “Effective Time”), Merger Sub merged with and into Thoratec (the “Merger”), with Thoratec surviving the Merger as a wholly owned subsidiary of SJM Holdings and St. Jude Medical.

At the Effective Time, (i) each outstanding share of Thoratec common stock was converted into the right to receive $63.50 in cash, without interest thereon (other than any shares of Thoratec common stock owned by Thoratec as treasury stock, any shares owned, directly or indirectly, by SJM Holdings, Merger Sub or any subsidiary of SJM Holdings, Merger Sub or Thoratec, and dissenting shares, if any, all of which were not so converted); (ii) each vested option to purchase Thoratec common stock (each a “Stock Option”) outstanding immediately prior to the Effective Time was cancelled and converted into the right of the holder to receive a payment in cash, without interest and subject to deduction for any required withholding taxes, of an amount equal to the number of shares of Thoratec common stock underlying the vested Stock Option multiplied by the excess, if any, of $63.50 over the per share exercise price of such Stock Option; and (iii) each vested award of Thoratec restricted stock units and performance share units outstanding immediately prior to the Effective Time was cancelled and converted into the right of the holder to receive a payment in cash, without interest and subject to deduction for any required withholding taxes, equal to $63.50. The transaction is valued at approximately $3.3 billion, net of cash acquired. The treatment in the Merger of Thoratec’s unvested stock options, restricted stock units and performance share units is described in the Merger Agreement.

The merger consideration was funded by St. Jude Medical with a combination of cash on hand, and the issuance of new debt, including (i) the previously disclosed 5-year $2.6 billion term loan facility (a portion of which will be used to fund the merger consideration) and (ii) the previously disclosed issuance and sale of $1.5 billion of senior unsecured notes.  Bank of America, N.A., the administrative agent and a lender under the term loan facility, provides investment banking services to St. Jude Medical from time to time.

The foregoing description of the Merger and the Merger Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to St. Jude Medical’s Current Report on Form 8-K filed with the SEC on July 22, 2015, and is incorporated herein by reference.

Item 7.01            Regulation FD Disclosure.

On October 8, 2015, St. Jude Medical issued a press release announcing the consummation of the Merger entitled “St. Jude Medical Completes Acquisition of Thoratec.”  The information in the press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of St. Jude Medical and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the Merger; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits from the Merger may not materialize as expected; that the parties are unable to successfully implement integration strategies; and other risks that are described in St. Jude Medical’s Securities and Exchange Commission reports, including but not limited to the risks described in St. Jude Medical’s Annual Report on Form 10-K for its fiscal year ended January 3, 2015 and St. Jude Medical’s Quarterly Report on Form 10-Q for its fiscal quarter ended July 4, 2015. St. Jude Medical assumes no obligation and does not intend to update these forward-looking statements, except as otherwise required by applicable law.

Item 9.01            Financial Statements and Exhibits.

The financial statements of Thoratec and the pro forma financial information required by this item will be included in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)         Exhibits.

St. Jude Medical has included the Merger Agreement as an exhibit to this Current Report on Form 8-K. The terms and information in the Merger Agreement should not be relied on as disclosures about St. Jude Medical, SJM Holdings, SJMI or Thoratec. The terms of the Merger Agreement (such as the representations and warranties) govern the contractual rights and relationships, and allocate risks, between the parties in relation to the Merger, rather than establishing matters as facts. In particular, the representations and warranties made by the parties to each other in the Merger Agreement have been negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligation to close the Merger should events or circumstances have change or have been different from those stated in the representations and warranties. Some of those representations and warranties may not be accurate or complete as of any specified date and may be subject to a contractual standard of materiality different from what might be viewed as material to investors. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in St. Jude Medical’s, SJM Holdings’, SJMI’s or Thoratec’s public disclosures. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of SJM Holdings, SJMI, Thoratec or St. Jude Medical, or any of their respective subsidiaries or affiliates.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of July 21, 2015, by and among SJM International, Inc., Spyder Merger Corporation, Thoratec Corporation and, solely with respect to certain sections therein, St. Jude Medical, Inc. (incorporated by reference to Exhibit 2.1 to St. Jude Medical’s Current Report on Form 8-K filed with the SEC July 22, 2015)

99.1	Press release issued by St. Jude Medical, Inc. on October 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

St. Jude Medical, Inc.

DATE: October 8, 2015	By:	/s/ Jason Zellers
	Name:	Jason Zellers
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of July 21, 2015, by and among SJM International, Inc., Spyder Merger Corporation, Thoratec Corporation and, solely with respect to certain sections therein, St. Jude Medical, Inc. (incorporated by reference to Exhibit 2.1 to St. Jude Medical’s Current Report on Form 8-K filed with the SEC July 22, 2015)

99.1	Press release issued by St. Jude Medical, Inc. on October 8, 2015.